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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                  -------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported):         MAY 24, 2005
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                         DIAMOND OFFSHORE DRILLING, INC.
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               (Exact Name of Registrant as Specified in Charter)



DELAWARE                                 1-13926                  76-0321760
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(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
of Incorporation)                                            Identification No.)


                               15415 KATY FREEWAY
                              HOUSTON, TEXAS 77094
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              (Address of Principal Executive Offices and Zip Code)



Registrant's telephone number, including area code:       (281) 492-5300
                                                   -----------------------------


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


        Check the appropriate line below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      Written communications pursuant to Rule 425 under the Securities Act ----- (17 CFR 230.425)


      Soliciting material pursuant to Rule 14a-12 under the Exchange Act ----- (17 CFR 240.14a-12)

      Pre-commencement communications pursuant to Rule 14d-2(b) under the ----- Exchange Act (17 CFR 240.14d-2(b))


      Pre-commencement communications pursuant to Rule 13e-4(c) under the ----- Exchange Act (17 CFR 240.13e-4(c))


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                    INFORMATION TO BE INCLUDED IN THE REPORT



ITEM 8.01.  OTHER EVENTS

         On May 24, 2005, Diamond Offshore Drilling, Inc. (the "Company") issued a press release announcing that the Company has two signed and five pending term contracts that would provide total combined revenue of up to $1.2 billion over the lives of the contracts. The press release indicated that the work will be performed in the Gulf of Mexico, Brazil and the U.K. sector of the North Sea. The Company has not yet entered into the pending contracts, and all of the pending contracts are subject to customary conditions including execution of definitive agreements.

         Filed herewith is a copy of such press release.

         Statements in this report that contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended, may include, but are not limited to, statements concerning commitments for drilling work or contracts, future dayrates, future contract revenues, potential bonus revenues, the term and start date of future contracts, entry into definitive agreements, consummation of awarded contracts, satisfaction of conditions precedent, future growth in demand for equipment types or in any region, future cash flows, and future contracts. Forward-looking statements include, without limitation, statements which project, indicate or imply future results and may contain words like "expect," "intend," "plan," "will," "estimated" and "budgeted," among others. Such statements are inherently subject to a variety of risks and uncertainties that could cause actual results to differ materially from those anticipated or projected. These factors include, among others, the risk that a notification of contract award, letter of intent, or verbal contract commitment may not result in a binding contract, the risk that a binding contract could be terminated, the risk that the markets for the Company's services will not continue to improve, or the risk that factors outside of the Company's control may adversely impact the amount of profit realized from a contract, as well as general economic and business conditions, changes in oil and natural gas prices, casualty losses, industry fleet capacity, changes in foreign and domestic oil and gas exploration and production activity, competition, changes in foreign, political, social and economic conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond the Company's control. Given these concerns, investors and analysts should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of this report. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in the Company's expectations with regard thereto or any change in events, conditions or circumstances on which any forward-looking statement is based. A further discussion of the risk factors that could impact these areas and the Company's

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overall business and financial performance can be found in the Company's reports and other filings with the Securities and Exchange Commission.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits.


     Exhibit number        Description
     --------------        -----------

          99.1             Press release of May 24, 2005


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          DIAMOND OFFSHORE DRILLING, INC.


                                          By: /s/ William C. Long
                                             -----------------------------------
                                             William C. Long
                                             Vice President, General Counsel and
                                             Secretary

Dated: May 24, 2005


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                                  EXHIBIT INDEX


     Exhibit number        Description
     --------------        -----------

          99.1             Press release of May 24, 2005


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